UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________
FORM 8-K
________________________________________

 CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) June 6, 2018

 _______________________________________
 Entegris, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

001-32598	41-1941551
(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road, Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)
(978) 436-6500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
 _______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
On June 6, 2018, Entegris, Inc., a Delaware corporation (the “Company”), entered into a Purchase Agreement (the “Purchase Agreement”) with SAES Getters S.p.A., an Italian joint stock company (“Parent”). The Purchase Agreement provides that, upon the terms and subject to the conditions thereof, the Company will acquire the gas purification business of the Parent (the “Pure Gas Business”), principally operated through SAES Pure Gas, Inc. (“SPG”), a California corporation and wholly-owned, indirect subsidiary of the Parent. Pursuant to the Purchase Agreement, the Company will acquire all of the issued and outstanding capital stock of SAES Getters/U.S.A., Inc. (“SUSA”), a Colorado corporation and wholly-owned subsidiary of Parent, whose sole asset as of the closing (other than minute books and similar corporate records) will be all of the issued and outstanding capital stock of SPG. Prior to the closing, SUSA will transfer all of its assets and liabilities that are unrelated to the Pure Gas Business to an affiliate of Parent (the “Pre-Closing Restructuring”). The Company will also indirectly acquire the assets and employees through which Parent operates the Pure Gas Business in the People's Republic of China. The Purchase Agreement provides that the Company will pay an aggregate consideration of $355 million in cash to acquire the Pure Gas Business on a debt-free basis, subject to customary purchase price adjustments.
The Purchase Agreement contains customary representations, warranties and covenants of the parties. The closing of the transaction is subject to the completion of the Pre-Closing Restructuring and other customary closing conditions. The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 for the transaction has expired. From the date of the Purchase Agreement until the closing of the transaction, the Parent is required to operate the Pure Gas Business in the ordinary course and comply with certain covenants regarding operation of the business. In addition, in connection with entry into the Purchase Agreement, Parent and the Company have agreed to enter into certain agreements upon the closing of the transaction, pursuant to which Parent will, among other matters, provide certain services to accommodate the transition of the Pure Gas Business and continue supplying certain products manufactured by Parent for use in the Pure Gas Business.
A copy of the Purchase Agreement is filed herewith as Exhibit 2.1 and incorporated by reference herein. This summary of certain terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement. The Purchase Agreement has been filed to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the Company, Parent or the Pure Gas Business. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, the assertions embodied in the representations, warranties and covenants contained in the Purchase Agreement are qualified by information in confidential disclosure schedules that the parties have exchanged, which have been omitted pursuant to Item 601(b) (2) of Regulation S-K. Accordingly, investors should not rely on the representations, warranties and covenants as characterizations of the actual state of facts. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosure.
Cautionary Note Concerning Forward-Looking Statements
This Form 8-K and the accompanying exhibits may contain, and management may make, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. The forward-looking statements contained in this Form 8-K include, without limitation, statements related to: the proposed acquisition of the Pure Gas Business, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company; our performance relative to our markets; market and technology trends; the development of new products and the success of their introductions; the Company’s capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; and other matters.These statements involve risks and uncertainties that may cause actual results to differ including, but not limited to, the ability to consummate the transaction, risks that the conditions to the closing of the transaction are not satisfied; the ability to successfully integrate the operations and employees of the Pure Gas Business; unexpected costs, charges or expenses resulting from the transaction; risks that the proposed transaction disrupts the current plans and operations of the Company or the Pure Gas Business; the ability to realize anticipated synergies and cost savings; the ability to successfully grow the Pure Gas Business; the weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for our products and solutions; our ability to meet rapid demand shifts; our ability to continue technological innovation and introduce new products to meet our customers' rapidly changing requirements; and other risk factors and additional information described in our filings with the Securities and Exchange Commission, including under the heading “Risks Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed on February 15, 2018, and in our other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1	Purchase Agreement, dated as of June 6, 2018, by and between Entegris, Inc. and SAES Getters S.p.A.*
 * Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Purchase Agreement as filed identifies such schedules and exhibits, including the general nature of their contents.  The Company will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: June 8, 2018            By: /s/ Gregory B. Graves
Name: Gregory B. Graves
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Purchase Agreement, dated as of June 6, 2018, by and between Entegris, Inc. and SAES Getters S.p.A.*
  * Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Purchase Agreement as filed identifies such schedules and exhibits, including the general nature of their contents.  The Company will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.